Exhibit 10.1

                              AMENDED AND RESTATED
                         VOTING AND STANDSTILL AGREEMENT

         THIS AMENDED AND RESTATED VOTING AND STANDSTILL AGREEMENT (the "Agreement"), dated as of November 7, 2002, is made by and among Hilb, Rogal and Hamilton Company, a Virginia corporation (the "Company"), The Phoenix Companies, Inc., a Delaware corporation ("Phoenix"), Phoenix Life Insurance Company (formerly known as Phoenix Home Life Mutual Insurance Company), a New York life insurance company ("Phoenix Life"), and PM Holdings, Inc., a Connecticut corporation ("Holdings"), and amends and restates the Voting and Standstill Agreement (the "Original Standstill Agreement") dated as of May 3, 1999, by and among the Company, Holdings and Phoenix Life.

                              W I T N E S S E T H:

         WHEREAS, the Company, Holdings, Phoenix Life and Martin L. Vaughan, III entered into a Stock Purchase Agreement dated March 29, 1999 (the "Stock Purchase Agreement"), under which the Company agreed to acquire from Holdings and Martin L. Vaughan, III all of the issued and outstanding shares of the capital stock of American Phoenix Corporation, a Connecticut corporation; and

         WHEREAS, pursuant to the Stock Purchase Agreement, (i) Holdings acquired 1,730,084 shares of the Company's Common Stock (as hereinafter defined) and $22,000,000 principal amount of the Company's Subordinated Debentures (as hereinafter defined), and (ii) Phoenix Life acquired $10,000,000 principal amount of the Company's Subordinated Debentures; and

         WHEREAS, the Subordinated Debentures acquired by Holdings and Phoenix Life pursuant to the Stock Purchase Agreement are convertible into shares of Common Stock pursuant to the terms of the Subordinated Debentures; and

         WHEREAS,   under  the  Original  Standstill   Agreement,   the  parties
established certain rights and obligations in connection with the relationship of Holdings and Phoenix Life to the Company; and

         WHEREAS, Phoenix, which is the parent company of Phoenix Life, Phoenix Life and Holdings are currently effecting a series of transactions (the "Phoenix Transactions") that will result in the conversion of the Subordinated Debentures into shares of Common Stock and the sale or other disposition of all or substantially all of (i) the 1,730,084 shares of Common Stock acquired by Holdings pursuant to the Stock Purchase Agreement, (ii) the 2,813,186 shares of Common Stock into which the Subordinated Debentures are convertible and (iii) the 5,850 additional shares of Common Stock that Phoenix Life owns as of the date of this Agreement; and

         WHEREAS, in connection with the Phoenix Transactions, the parties to this Agreement desire to modify the rights and obligations that the Original Standstill Agreement established.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the Company, Phoenix, Phoenix Life and Holdings hereby agree as follows:

                                    ARTICLE I

                   Definitions; Representations and Warranties
                   -------------------------------------------

         Section 1.1. Definitions. Except as otherwise specified herein, capitalized terms used in this Agreement shall have the respective meanings assigned to such terms in the Stock Purchase Agreement. For purposes of this Agreement, the following terms have the following meanings:

         (a) "Adjusted Outstanding Shares" shall mean, at any time and with respect to the determination of (i) the Phoenix Ownership Percentage as it relates to Phoenix and its Affiliates, (ii) the Standstill Percentage as it relates to Phoenix and its Affiliates, and (iii) any other percentage of the beneficial ownership of Common Stock as it relates to a Person or Group, the total number of shares of Common Stock then issued and outstanding.

         (b) "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 under the Exchange Act as in effect on the date of this Agreement, and, with respect to a determination of the Affiliates of Phoenix, shall include Phoenix Life and Holdings and any Affiliate of Phoenix Life or Holdings; provided, however, that (i) PXP and its subsidiaries and (ii) any Person registered as an investment company under the Investment Company Act of 1940, as amended, which might otherwise be deemed to be an "affiliate" of Phoenix or Phoenix Life within the meaning of Rule 12b-2 under the Exchange Act (a "Related Investment Company"), shall not be deemed to be Affiliates of Phoenix for purposes of this Agreement to the extent that their respective businesses consist principally of investing in securities, investment management and/or advisory services, and any shares of Common Stock or other equity securities of the Company acquired, or caused to be acquired, by PXP and its subsidiaries or such Related Investment Company in the conduct of their respective businesses in the ordinary course for the account of, or for the benefit of, clients of PXP or its subsidiaries, policyholders or investors (other than Phoenix or its Affiliates), and not with the purpose of avoiding the provisions of Section 3.1 below, shall not be deemed, for purposes of this Agreement, to be beneficially owned by Phoenix or its Affiliates.

         (c) "Beneficial ownership," "beneficial owner" and "beneficially own" shall have the meanings ascribed to such terms in Rule 13d-3 under the Exchange Act as in effect on the date of this Agreement; provided that Phoenix and each of its Affiliates and any Person or Group shall be deemed to be the beneficial owners of any shares of Common Stock that Phoenix or such Affiliate, Person and/or Group, as the case may be, has the right to acquire within sixty (60) days after the determination date pursuant to any other agreement, arrangement or understanding or upon the exercise of conversion or exchange rights, warrants, options or otherwise.

         (d) "Board of Directors" shall mean the Board of Directors of the Company.

         (e) "Business Day" shall mean any day on which banking institutions in New York, New York are customarily open for the purpose of transacting business.

         (f) "Common Stock" shall mean the Common Stock, without par value, of the Company.

         (g) "Common Stock Offering" shall mean the underwritten public offering of shares of Common Stock (including shares of Common Stock sold to satisfy any over-allotment option granted to the underwriters), which offering includes shares of Common Stock that Phoenix and/or its Affiliates beneficially own, and with respect to which shares Phoenix, Phoenix Life or Holdings has requested a piggy-back registration pursuant to Section 2.4 of the Registration Rights Agreement, which offering is described in the prospectus that is part of a Registration Statement on Form S-3, File No. 333-99869, that the Company has filed with the Securities and Exchange Commission.

         (h) "Continuing Directors" shall mean the members of the Board of Directors of the Company immediately prior to the date of the Original Standstill Agreement and any members of the Board of Directors subsequently nominated by the Board of Directors; provided, however, that neither Fiondella nor the Holdings Designee shall constitute a Continuing Director or be counted in determining the presence of a quorum of Continuing Directors.

         (i) "Control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (k) "Fiondella" shall mean Robert W. Fiondella, a director of the Company pursuant to the Original Standstill Agreement.

         (l) "Group" shall have the meaning comprehended by Section 13(d)(3) of the Exchange Act as in effect on the date of this Agreement.

         (m) "Holdings Designee" shall mean a member of the Board of Directors of the Company who was designated by Holdings for nomination pursuant to the Original Standstill Agreement, but shall not include Fiondella or Martin L. Vaughan, III. As of the date of this Agreement, the Holdings Designee is David
W. Searfoss.

         (n) "Indenture" shall mean the Indenture, dated May 3, 1999, executed by the Company and Crestar Bank (now known as SunTrust Banks, Inc.), as Trustee, in connection with the issuance of the Subordinated Debentures.

         (o) "Person" shall have the meaning set forth in Section 3(a)(9) of the Exchange Act as in effect on the date of this Agreement, and shall include, without limitation, corporations, partnerships, limited liability companies and trusts.

         (p) "Phoenix Collateral Agreement" shall mean the Collateral Agreement, to be entered into at the closing of the Phoenix Purchase Contract Offering, among Phoenix, as pledgor, Wachovia Bank, National Association, as collateral agent, and Wachovia Bank, National Association, as purchase contract agent.

         (q) "Phoenix Ownership Percentage" shall mean, at any time, the percentage of the Adjusted Outstanding Shares that is beneficially owned in the aggregate by Phoenix and its Affiliates. As of the date of this Agreement, the Phoenix Ownership Percentage is 14.1%.

         (r) "Phoenix Purchase Contract Agreement" shall mean the Purchase Contract Agreement, to be entered into at the closing of the Phoenix Purchase Contract Offering, between Phoenix and Wachovia Bank, National Association, as purchase contract agent.

         (s) "Phoenix Purchase Contract Offering" shall mean the underwritten public offering of the Phoenix Purchase Contracts, which offering is described in the prospectus that is part of a Registration Statement on Form S-3, File No. 333-99871, that Phoenix has filed with the Securities and Exchange Commission.

         (t) "Phoenix Purchase Contracts" shall mean the stock purchase contracts issued by Phoenix pursuant to the Phoenix Purchase Contract Agreement (including any stock purchase contracts sold to satisfy any over-allotment option granted to the underwriters in the Phoenix Purchase Contract Offering), which stock purchase contracts entitle the holder to receive shares of Common Stock on the settlement date, with respect to which shares Phoenix, Phoenix Life or Holdings has requested a demand registration pursuant to Section 2.3 of the Registration Rights Agreement.

         (u) "Phoenix Securities" shall mean collectively (i) the 1,730,084 shares of Common Stock that Holdings acquired pursuant to the terms of the Stock Purchase Agreement, (ii) the Subordinated Debentures acquired by Holdings and Phoenix Life pursuant to the terms of the Stock Purchase Agreement, (iii) the shares of Common Stock into which the Subordinated Debentures are convertible pursuant to the terms of the Subordinated Debentures, (iv) the 5,850 additional shares of Common Stock that Phoenix Life owns as of the date of this Agreement and (v) any other shares of Common Stock that Phoenix and its Affiliates may acquire from time to time, including without limitation such additional shares of Common Stock that the Company may issue with respect to such shares pursuant to any stock splits, stock dividends, recapitalizations, restructurings, reclassifications or similar transactions.

         (v) "PXP" shall mean Phoenix Investment Partners, Ltd., a Delaware corporation and a wholly-owned subsidiary of Phoenix.

         (w) "Registration Rights Agreement" shall mean the Registration Rights Agreement, dated May 3, 1999, executed by the Company, Holdings and Phoenix Life in connection with the Stock Purchase Agreement.

         (x) "Securities Act" shall mean the Securities Act of 1933, as amended.

         (y) "Subordinated Debentures" shall mean the Company's 5.25% Convertible Subordinated Debentures (Due 2014), in the aggregate principal amount of $32,000,000, acquired by Holdings and Phoenix Life pursuant to the Stock Purchase Agreement.

         (z) "Standstill Percentage" shall mean, at any time, 20.0% of the Adjusted Outstanding Shares.

         (aa) "Transfer" shall mean sell, transfer, assign, pledge, hypothecate, give away or in any manner dispose of any Common Stock or Subordinated Debentures.

         Section 1.2. Representations and Warranties of Phoenix. Phoenix represents and warrants to the Company as follows:

         (a) Phoenix is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

         (b) Except for the Phoenix Securities, neither Phoenix nor any of its Affiliates beneficially owns any Common Stock or any options, warrants or rights of any nature (including conversion and exchange rights) to acquire beneficial ownership of any Common Stock.

         (c) Phoenix has full legal right, power and authority to enter into and perform this Agreement, and the execution and delivery of this Agreement by Phoenix have been duly authorized by all necessary corporate action on behalf of Phoenix. This Agreement is enforceable against Phoenix in accordance with its terms, subject to bankruptcy, reorganization, insolvency and other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity (regardless of whether considered in a proceeding in equity or an action at law).

         (d) The execution, delivery and performance of this Agreement by Phoenix does not and will not conflict with or constitute a violation of or default under the Charter or Bylaws (or comparable documents) of Phoenix, or any statute, law, regulation, order or decree applicable to Phoenix, or any contract, commitment, agreement, arrangement or restriction of any kind to which Phoenix is a party or by which Phoenix is bound, other than such violations as would not prevent or materially delay the performance by Phoenix of its obligations hereunder or otherwise subject the Company to any material claim or liability.

         Section 1.3. Representations and Warranties of Phoenix Life. Phoenix Life represents and warrants to the Company as follows:

         (a) Phoenix Life is a life insurance company duly organized, validly existing and in good standing under the laws of the State of New York.

         (b) Phoenix Life has full legal right, power and authority to enter into and perform this Agreement, and the execution and delivery of this Agreement by Phoenix Life have been duly authorized by all necessary corporate action on behalf of Phoenix Life. This Agreement is enforceable against Phoenix Life in accordance with its terms, subject to bankruptcy, reorganization, insolvency and other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity (regardless of whether considered in a proceeding in equity or an action at law).

         (c) The execution, delivery and performance of this Agreement by Phoenix Life does not and will not conflict with or constitute a violation of or default under the Charter or Bylaws (or comparable documents) of Phoenix Life, or any statute, law, regulation, order or decree applicable to Phoenix Life, or any contract, commitment, agreement, arrangement or restriction of any kind to which Phoenix Life is a party or by which Phoenix Life is bound, other than such violations as would not prevent or materially delay the performance by Phoenix Life of its obligations hereunder or otherwise subject the Company to any material claim or liability.

         Section 1.4. Representations and Warranties of Holdings. Holdings represents and warrants to the Company as follows:

         (a) Holdings is a corporation duly organized, validly existing and in good standing under the laws of the State of Connecticut.

         (b) Holdings has full legal right, power and authority to enter into and perform this Agreement, and the execution and delivery of this Agreement by Holdings have been duly authorized by all necessary corporate action on behalf of Holdings. This Agreement is enforceable against Holdings in accordance with its terms, subject to bankruptcy, reorganization, insolvency and other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity (regardless of whether considered in a proceeding in equity or an action at law).

         (c) The execution, delivery and performance of this Agreement by Holdings does not and will not conflict with or constitute a violation of or default under the Charter or Bylaws (or comparable documents) of Holdings, or any statute, law, regulation, order or decree applicable to Holdings, or any contract, commitment, agreement, arrangement or restriction of any kind to which Holdings is a party or by which Holdings is bound, other than such violations as would not prevent or materially delay the performance by Holdings of its obligations hereunder or otherwise subject the Company to any material claim or liability.

         Section 1.5. Representations and Warranties of the Company. The Company hereby represents and warrants to Phoenix, Phoenix Life and Holdings as follows:

         (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia.

         (b) The Company has full legal right, power and authority to enter into and perform this Agreement, and the execution and delivery of this Agreement by the Company have been duly authorized by all necessary corporate action on behalf of the Company. This Agreement is enforceable against the Company in accordance with its terms, subject to bankruptcy, reorganization, insolvency and other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity (regardless of whether considered in a proceeding in equity or an action at law).

         (c) The execution, delivery and performance of this Agreement by the Company does not and will not conflict with or constitute a violation of or default under the Charter or Bylaws (or comparable documents) of the Company, or any statute, law, regulation, order or decree applicable to the Company, or any contract, commitment, agreement, arrangement or restriction of any kind to which the Company is a party or by which the Company is bound, other than such violations as would not prevent or materially delay the performance by the Company of its obligations hereunder or otherwise subject Phoenix, Phoenix Life or Holdings to any material claim or liability.

                                   ARTICLE II

                     Actions upon Effectiveness of Agreement
                     ---------------------------------------

         Section 2.1. Effectiveness of Agreement. This Agreement shall become effective immediately upon the earlier of (i) the closing of the Common Stock Offering and (ii) the closing of the Phoenix Purchase Contract Offering (the "Effective Time"). At the Effective Time, this Agreement shall replace the Original Standstill Agreement in its entirety, and the Original Standstill Agreement shall be of no further force and effect.

         Section 2.2. Required Conversion of Subordinated Debentures. In connection with the Phoenix Transactions, Phoenix Life shall have caused the Subordinated Debentures to be converted, in their entire aggregate principal amount, into shares of Common Stock immediately prior to the Effective Time.

         Section 2.3. Required Resignation from the Board of Directors.

         (a) The Holdings Designee as of the date of this Agreement has delivered to the Company a letter, in the form attached to this Agreement as Exhibit A, that provides for his resignation from the Board of Directors effective as of December 31, 2002. To the extent that the Holdings Designee is not David W. Searfoss, but another individual that has been designated as such by Holdings as permitted by Section 2.4 of the Original Standstill Agreement, Holdings shall have caused the Holdings Designee to resign from the Board of Directors effective as of December 31, 2002. In the event that the Holdings Designee shall fail or refuse to resign from the Board of Directors by the time specified above, the Company may seek such resignation or, in the alternative, the Continuing Directors may seek the removal of the Holdings Designee.

         (b) Upon any shareholder vote relating to the removal of a director for failure or refusal to resign pursuant to this Section 2.3, Phoenix and its Affiliates shall (i) attend any meeting either in person or by proxy and (ii) vote in favor of such removal. At such time as a director becomes subject to resignation pursuant to this Section 2.3, the Board of Directors may amend its Bylaws or take such other action as it deems appropriate to reduce the number of directors constituting the Board of Directors proportionately or fill the vacancy caused by such resignation(s) with its own nominee in accordance with the applicable provisions of the Charter and Bylaws of the Company.

         Section 2.4. Continuing Board Representation. From and after the Effective Time, the Company shall not be required to nominate either Fiondella or the Holdings Designee as a director of the Company nor maintain a Board seat for either Fiondella or the Holdings Designee, except as otherwise set forth in
Section 2.3(a) above. Fiondella shall be subject to the same nomination and election process as other directors generally from and after the Effective Time.

         Section 2.5. Required Sales of Phoenix Securities. Phoenix, Phoenix Life and Holdings agree that they will sell, convey or otherwise transfer, or cause to be sold, conveyed or otherwise transferred, a number of Phoenix Securities so that, on the first day following the settlement date for the Phoenix Purchase Contracts, the number of Phoenix Securities shall not exceed 4,549,120 shares of Common Stock less (a) the number of shares of Common Stock to be sold by Phoenix in the Common Stock Offering and (b) the number of shares of Common Stock to be delivered to holders of the Phoenix Purchase Contracts, as required by the Phoenix Purchase Contract Agreement, on such settlement date.

         Section 2.6. No Voting Trust. This Agreement does not create or constitute, and shall not be construed as creating or constituting, a voting trust agreement under the Virginia Stock Corporation Act or any other applicable corporation law.

                                   ARTICLE III

                     Standstill Restrictions; Voting Matters
                     ---------------------------------------

         Section 3.1. Standstill Restrictions.

         (a) During the term of this Agreement, Phoenix, Phoenix Life and Holdings covenant and agree that Phoenix, Phoenix Life and Holdings shall not, and shall not permit any of their Affiliates to, either individually or as part of a Group, directly or indirectly:

                (i) acquire (other than acquisitions resulting from corporate action taken by the Board of Directors with respect to any pro rata distribution of shares of Common Stock in connection with any stock split, stock dividend, recapitalization, reclassification or similar transaction), propose to acquire (or publicly announce or otherwise disclose an intention to propose to acquire), offer to acquire, or agree to acquire any Common Stock (or any options, warrants, rights or other securities exercisable for, or convertible or exchangeable into, Common Stock) if the effect of such acquisition would cause the Phoenix Ownership Percentage to equal or exceed the Standstill Percentage (other than as a result of any stock purchases or repurchases by the Company); provided that this Section 3.1(a)(i) shall not apply to (a) any acquisition of Common Stock or of options, warrants, rights or other securities exercisable for, or convertible or exchangeable into, Common Stock granted to any Person pursuant to any benefit plan of the Company or any of its Affiliates or the exercise, conversion or exchange of any such option, warrant, right or other security, (b) any acquisition of Common Stock upon the exercise by Phoenix, Phoenix Life, Holdings or their Affiliates of rights pursuant to any Rights Agreement that may be adopted by the Company for the purpose of deterring coercive takeover activities with respect to the Company, provided that all of the shares of Common Stock so acquired upon the exercise of the rights shall be subject to all of the terms of this Agreement or (c) any acquisition of Common Stock upon the exercise by Phoenix, Phoenix Life, Holdings or their Affiliates of any options, warrants, rights or other securities exercisable for, or convertible or exchangeable into, Common Stock granted or issued to all holders of Common Stock.

                  (ii) propose (or publicly announce or otherwise disclose an intention to propose), solicit, offer, seek or take any action to effect, negotiate with or provide any confidential information relating to the Company or its business to any other Person with respect to, any tender or exchange offer, merger, consolidation, share exchange, business combination, restructuring, recapitalization or similar transaction involving the Company (other than (x) any of the foregoing that has been approved by the Board of Directors or (y) in connection with any tender or exchange offer in which the Board of Directors has (a) recommended that its shareholders accept such offer or (b) after ten (10) business days (as defined in Rule 14d-1 under the Exchange Act as in effect on the date of this Agreement) from the date of commencement of such offer, expressed no opinion, remained neutral, was unable to take a position or otherwise did not oppose or recommend that its shareholders reject such offer);

                  (iii) make, or in any way participate in, any "solicitation" of "proxies" to vote (as such terms are defined in Rule 14a-1 under the Exchange
Act), solicit any consent or communicate with or seek to advise or influence any person or entity with respect to the voting of any Common Stock or become a "participant" in any "election contest" (as such terms are defined or used in Rule 14a-11 under the Exchange Act) with respect to the Company; provided that nothing in this Section 3.1(a)(iii) shall apply to any deemed solicitation of proxies by Fiondella that may result from his position or status as a director of the Company at the time of any general solicitation of proxies by the management of the Company;

                  (iv) form, participate in or join any Person or Group with respect to any Common Stock, or otherwise act in concert with any Person for the purpose of (x) acquiring beneficial ownership of any Common Stock or (y) holding or disposing of Common Stock for any purpose prohibited by this Section 3.1(a);

                  (v) except as specifically provided in Section 3.2 below and except as specifically required by the Collateral Agreement, deposit any Common Stock into a voting trust or subject any Common Stock to any arrangement or agreement with respect to the voting thereof;

                  (vi) initiate, propose or otherwise solicit shareholders for the approval of any shareholder proposal with respect to the Company as described in Rule 14a-8 under the Exchange Act, or induce or attempt to induce any other Person to initiate, propose or otherwise solicit any such shareholder proposal;

                  (vii) except as specifically provided in Article II of this Agreement, seek election to or seek to place a representative on the Board of Directors, or seek the removal of any member of the Board of Directors (other than the Holdings Designee);

                  (viii) call or seek to have called any meeting of the shareholders of the Company for any purpose;

                  (ix) take any other action to seek to Control the management or policies of the Company;

                  (x) demand, request or propose to amend, waive or terminate the provisions of this Section 3.1(a); or

                  (xi) agree to do any of the foregoing, or advise, assist, encourage or persuade any third party to take any action with respect to any of the foregoing.

         (b) Phoenix, Phoenix Life and Holdings agree that they will notify the Company promptly if any inquiries or proposals are received by, any information is exchanged with respect to, or any negotiations or discussions are initiated or continued by or with, Phoenix, Phoenix Life, Holdings or any of their Affiliates regarding any matter described in Section 3.1(a) above. Phoenix and the Company shall mutually agree upon an appropriate response to be made to any such proposals received by Phoenix, Phoenix Life, Holdings or any of their Affiliates.

         (c) Nothing contained in this Article III shall be deemed to restrict the manner in which Fiondella may participate in deliberations or discussions of the Board of Directors or individual consultations with any member of the Board of Directors, so long as such actions do not otherwise violate any provision of
Section 3.1(a) above.

         (d) Each of Phoenix, Phoenix Life and Holdings covenants and agrees that, during the term of this Agreement and so long as Phoenix, Phoenix Life, Holdings or their Affiliates Control (i) PXP and its subsidiaries (or any successor of PXP and its subsidiaries) or (ii) any Person registered as an investment company under the Investment Company Act of 1940, as amended, which might otherwise be deemed to be an "affiliate" of Phoenix, Phoenix Life or Holdings within the meaning of Rule 12b-2 under the Exchange Act (a "Related Investment Company"), it will not, and will not permit any of its Affiliates to, cause or permit PXP and its subsidiaries (or any such successor of PXP and its subsidiaries) or such Related Investment Company, directly or indirectly, to (i) attempt to exercise Control or influence over the business and affairs of the Company, (ii) act in concert with Phoenix, Phoenix Life, Holdings or their Affiliates to violate the provisions of this Agreement or (iii) act in concert with any other Person for the purposes of violating the provisions of this Agreement or otherwise effecting a change of Control of the Company. Each of Phoenix, Phoenix Life and Holdings also covenants and agrees that, during the term of this Agreement, it will not direct or influence, or attempt to direct or influence, the voting or disposition of shares of Common Stock owned of record or beneficially by PXP and its subsidiaries (or any successor of PXP and its subsidiaries).

         Section 3.2. Voting Matters.

         (a) During the term of this Agreement, Phoenix, Phoenix Life and Holdings will take all such action as may be required so that the Common Stock beneficially owned and entitled to be voted by Phoenix, Phoenix Life, Holdings and their Affiliates, as a Group, are voted or caused to be voted (in person or by proxy):

                  (i) with respect to nominees to the Board of Directors, in accordance with the recommendation of the Board of Directors, or a nominating or similar committee of the Board of Directors, if any such committee exists and makes a recommendation; and

                  (ii) in accordance with the recommendation of the Board of Directors with respect to any transaction to be effected with the Company or its Affiliates in connection with an unsolicited tender or exchange offer, any "election contest" (as such term is defined or used in Rule 14a-11 under the Exchange Act as in effect on the date of this Agreement) with respect to the Board of Directors of the Company or any other attempt to acquire Control of the Company or the Board of Directors.

         (b) Until May 3, 2004, Phoenix, Phoenix Life and Holdings will take all such action as may be required so that the Common Stock beneficially owned and entitled to be voted by Phoenix, Phoenix Life, Holdings and their Affiliates, as a Group, are voted or caused to be voted (in person or by proxy) in accordance with the recommendation of the Board of Directors of the Company with respect to negotiated mergers, acquisitions, divestitures, consolidations, sale of assets, share exchanges or other similar transactions for which shareholder approval is sought.

         (c) With respect to all matters brought before the Company's shareholders for a vote not otherwise provided for in Section 2.3(b) or Section 3.2(a) and (b) above, Phoenix, Phoenix Life, Holdings and their Affiliates may vote in accordance with their independent judgment without regard to any request or recommendation of the Board of Directors.

         (d)  Phoenix,   Phoenix  Life,   Holdings  and  their   Affiliates  who
beneficially own and are entitled to vote any of the Common Stock shall be present, in person or by proxy, at all duly held meetings of shareholders of the Company so that the Common Stock held by Phoenix, Phoenix Life, Holdings and their Affiliates may be counted for the purposes of determining the presence of a quorum at such meetings.

                                   ARTICLE IV

                         Transfers of Phoenix Securities
                         -------------------------------

         Section 4.1. Transfer Restrictions. During the term of this Agreement, Phoenix, Phoenix Life, Holdings and their Affiliates, shall not, directly or indirectly, Transfer any of the Phoenix Securities beneficially owned by Phoenix, Phoenix Life, Holdings and their Affiliates to any Person or Group without the prior written consent of the Company (which consent may be withheld in the Company's sole discretion), if (i) as a result of such Transfer, such Person or Group would have beneficial ownership of Common Stock representing in the aggregate more than 9.9% of the issued and outstanding shares of Common Stock, such determination to be based upon (x) the most recent publicly available information as to the number of shares of Common Stock beneficially owned by such Person or Group (to the extent such information is available) or the transferor's actual knowledge, after due inquiry, as to such beneficial ownership, (y) the number or amount of Phoenix Securities proposed to be Transferred and (z) the number of issued and outstanding shares of Common Stock on the date of Transfer (as adjusted pursuant to Rule 13d-3(d)(1)(i) under the Exchange Act), or (ii) prior to such Transfer, such Person or Group has beneficial ownership of Common Stock representing in the aggregate more than 9.9% of the issued and outstanding shares of Common Stock, such determination to be based upon (x) the most recent publicly available information as to the number of shares of Common Stock beneficially owned by such Person or Group (to the extent such information is available) or the transferor's actual knowledge, after due inquiry, as to such beneficial ownership and (y) the number of issued and outstanding shares of Common Stock on the date of Transfer (as adjusted pursuant to Rule 13d-3(d)(1)(i) under the Exchange Act). Subject to the foregoing limitation (except (1) for Transfers pursuant to the Registration Statement on Form S-3, File No. 333-99869, in connection with the Common Stock Offering and the Registration Statements on

Form S-3, File Nos. 333-99871 and 333-99873, in connection with the Phoenix Purchase Contract Offering under subparagraph (b) of this Section 4.1, to which the foregoing transfer restrictions will not apply, and (2) for Transfers under subparagraphs (g), (h) and (i) of this Section 4.1, to which the foregoing transfer restrictions will not apply), Phoenix, Phoenix Life, Holdings and their Affiliates may Transfer the Phoenix Securities beneficially owned by Phoenix, Phoenix Life, Holdings and their Affiliates in the following manner:

         (a)  to the Company or any Affiliate of the Company;

         (b) pursuant to an effective registration statement under the Securities Act as provided in the Registration Rights Agreement; provided that such registration statement shall apply only to sales of the Common Stock of the Company;

         (c) pursuant to Rule 144, Rule 144A, Regulation S or any other applicable exemption from registration under the Securities Act;

         (d) pursuant to a distribution (including any such distribution pursuant to any liquidation or dissolution) by Phoenix, Phoenix Life or Holdings to its shareholders; provided that, upon a change in Control of Phoenix, Phoenix Life or Holdings occurring after the date of this Agreement, Phoenix, Phoenix Life or Holdings shall not distribute any of the Phoenix Securities to its Affiliates pursuant to this Section 4.1(d) or otherwise unless Phoenix, Phoenix Life or Holdings has received the prior written consent of the Company (which consent may be withheld in the Company's sole discretion) and obtained an agreement in writing by the distributee to be bound by the terms and conditions of this Agreement, such agreement to be substantially in the form of Exhibit B attached hereto;

         (e) pursuant to a merger or consolidation of the Company or pursuant to a plan of liquidation of the Company, which has been approved by the affirmative vote of a majority of the members of the Board of Directors then in office;

         (f) pursuant to a tender or exchange offer in which more than 67% of the issued and outstanding shares of Common Stock have been tendered by Persons who are not Affiliates of Phoenix, Phoenix Life, Holdings or their Affiliates or in which the Board of Directors has (i) recommended that its shareholders accept such offer or (ii) after ten (10) business days (as defined in Rule 14d-1 under the Exchange Act as in effect on the date of this Agreement) from the date of commencement of such offer, expressed no opinion, remained neutral, was unable to take a position or otherwise did not oppose or recommend that its shareholders reject such offer;

         (g) to any Affiliate of Phoenix, Phoenix Life or Holdings; provided that such Affiliate has delivered to the Company an agreement in writing by such Affiliate to be bound by the terms and conditions of this Agreement, such agreement to be substantially in the form of Exhibit B attached hereto;

         (h) pursuant to a merger or consolidation of Phoenix, Phoenix Life or Holdings or any Affiliate to which the Phoenix Securities have theretofore been Transferred; provided that the Person surviving such merger or formed by such consolidation shall have delivered to the

Company an agreement in writing by such Person to be bound by the terms and conditions of this Agreement, such agreement to be substantially in the form of Exhibit B attached hereto; or

         (i) as required by the Phoenix Collateral Agreement and Section 3.15 or
3.16 of the Phoenix Purchase Contract Agreement.

         In connection with any permitted Transfer pursuant to this Section 4.1, the rights of Phoenix, Phoenix Life and Holdings under this Agreement shall not transfer to any transferee(s) of the Phoenix Securities, except upon express assignment of such rights to the extent permitted by Section 7.3 hereof.

         Section 4.2 Lock-Up Arrangement. In addition to the restrictions set forth in Section 4.1 above, during (i) the period of nine months from the date of the Prospectus that relates to the Common Stock Offering and (ii) the period of nine months from the date of the Prospectus that relates to the Phoenix Purchase Contract Offering, Phoenix, Phoenix Life and Holdings will not, without the prior written consent of the Company, (x) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock or file any registration statement under the Securities Act with respect to any of the foregoing or (y) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of shares of Common Stock, whether any such swap or transaction described in clause (x) or (y) above is to be settled by delivery of shares of Common Stock or such other securities, in cash or otherwise; provided that this Section 4.2 shall not apply to (a) the Phoenix Purchase Contracts to be sold in the Phoenix Purchase Contract Offering, (b) the shares of Common Stock to be pledged and delivered under such Phoenix Purchase Contracts, (c) the shares of Common Stock to be sold by Phoenix as the selling shareholder in the Common Stock Offering, (d) transactions by certain of Phoenix's subsidiaries that are engaged in the business of acting as a broker-dealer or an investment advisor in the ordinary course of their business or (e) sales of shares of Common Stock by Phoenix to any wholly-owned subsidiary of Phoenix or from any wholly-owned subsidiary of Phoenix to another wholly-owned subsidiary of Phoenix or from any wholly-owned subsidiary of Phoenix to Phoenix.

         Section 4.3. Transfers to Affiliates. In the event of any Transfer of the Phoenix Securities to an Affiliate of Phoenix, Phoenix Life or Holdings under Section 4.1 above, or such Affiliate otherwise becomes the beneficial owner of any of the Phoenix Securities, Phoenix, Phoenix Life and Holdings shall use its best efforts to cause such Affiliate to comply with all of the provisions of this Agreement, including without limitation this Article IV.

         Section 4.4. Confidential Information. In connection with any permitted Transfer of the Phoenix Securities pursuant to this Article IV, neither Phoenix, Phoenix Life, Holdings nor their Affiliates shall disclose any confidential information relating to the Company or its business to any Person except as required by applicable law, including without limitation Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, but only to the extent that any required disclosure of such confidential information has been preceded by the execution of a confidentiality agreement by Phoenix, Phoenix Life, Holdings or their Affiliates, as the case may be, and such Person substantially in the form attached hereto as Exhibit C. Such confidentiality agreement shall be promptly forwarded to the Company for its execution, which execution by the Company may be subsequent to the permitted Transfer or disclosure to such Person; provided that the failure of the Company to so execute such confidentiality agreement shall in no way be construed to be a failure on the part of Phoenix, Phoenix Life, Holdings or their Affiliates, as the case may be, to fulfill its obligations under this paragraph or to limit or affect the validity of such confidentiality agreement as between Phoenix, Phoenix Life, Holdings or their Affiliates, as the case may be, and such Person.

                                    ARTICLE V

                               Further Assurances
                               ------------------

         Each party shall execute and deliver such additional instruments and other documents and shall take such further actions as may be necessary or appropriate to effectuate, carry out and comply with all of its respective obligations under this Agreement. Phoenix shall deliver to the Company, concurrently with the filing thereof with the Securities and Exchange Commission, copies of all Forms 3, 4 and 5, Form 144 and Schedules 13D or 13G, and each amendment thereto, filed by Phoenix, Phoenix Life, Holdings or their Affiliates with respect to the Phoenix Securities pursuant to the Exchange Act. Phoenix, Phoenix Life and Holdings agree to provide any additional information requested by the Company regarding Transfers of the Phoenix Securities for the purpose of determining compliance with this Agreement. Phoenix shall notify the Company promptly of any proposed Transfer of the Phoenix Securities pursuant to Sections 4.1(g) and (h) hereof. If reasonably requested by the Company at any time during the term of this Agreement, Phoenix agrees to confirm in writing to the Company the number of Phoenix Securities held, beneficially and of record, by Phoenix and its Affiliates as of the latest practicable date.

                                   ARTICLE VI

                                   Termination
                                   -----------

         Unless earlier terminated by written agreement of the parties hereto, this Agreement shall terminate on May 3, 2009. Any termination of this Agreement as provided herein shall be without prejudice to the rights of any party arising out of the breach by any other party of any provisions of this Agreement that occurred prior to the termination.

                                   ARTICLE VII

                                  Miscellaneous
                                  -------------

         Section 7.1. Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if in writing (including telecopy or similar teletransmission), addressed as follows:

         If to the Company,     Hilb, Rogal and Hamilton Company
              to it at:         4951 Lake Brook Drive, Suite 500
                                Glen Allen, Virginia 23060
                                Telecopier: (804) 747-3138
                                Attention: Andrew L. Rogal

         With a copy to:        Williams Mullen Clark & Dobbins
                                1021 East Cary Street, 16th Floor
                                Richmond, Virginia 23219
                                Telecopier: (804) 783-6507
                                Attention: Robert E. Spicer, Jr., Esquire

         If to Phoenix,         The Phoenix Companies, Inc.
         Phoenix Life or        One American Row
         Holdings, to them at:  Hartford, Connecticut  06115
                                Telecopier: (860) 403-5182
                                Attention: Nancy J. Engberg, Esquire

                                Phoenix Life Insurance Company
                                One American Row
                                Hartford, Connecticut 06115
                                Telecopier: (860) 403-5182
                                Attention: Nancy J. Engberg, Esquire

                                PM Holdings, Inc.
                                One American Row
                                Hartford, Connecticut 06115
                                Telecopier: (860) 403-5182
                                Attention: Nancy J. Engberg, Esquire

         With a copy to:        Debevoise & Plimpton
                                919 Third Avenue
                                New York, New York 10022
                                Telecopier: (212) 909-6836
                                Attention: Alan H. Paley, Esquire

Unless otherwise specified herein, such notices or other communications shall be deemed received (a) in the case of any notice or communication sent other than by mail, on the date actually delivered to such address (evidenced, in the case of delivery by overnight courier, by confirmation of delivery from the overnight courier service making such delivery, and in the case of a telecopy, by receipt of a transmission confirmation form or the addressee's confirmation of receipt), or (b) in the case of any notice or communication sent by mail, three (3) Business Days after being sent, if sent by registered or certified mail, with first-class postage prepaid. Each of the parties hereto shall be entitled to specify a different address by giving notice as aforesaid to each of the other parties hereto.

         Section 7.2. Amendments, Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated except by an instrument in writing signed by Phoenix, Phoenix Life, Holdings and the Company following approval thereof by a majority of the Continuing Directors.

         Section 7.3. Successors and Assigns. Except as otherwise provided herein, this Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties and their respective successors and assigns, including without limitation in the case of any corporate party hereto any corporate successor by merger or otherwise; provided that no party may assign this Agreement without the other party's prior written consent, which consent will not be required in the event of the Transfer of the Phoenix Securities in accordance with Sections 4.1(g) or 4.1(h) hereof. Notwithstanding the foregoing, during the term of this Agreement, as long as Phoenix, Phoenix Life, Holdings or any of their Affiliates beneficially own any of the Phoenix Securities, no assignment of this Agreement by Phoenix, Phoenix Life, Holdings or any of their Affiliates shall relieve the assignor from its obligation to fully perform or comply with the terms of this Agreement and, unless otherwise expressly agreed in writing by the Company, such assignor shall remain bound by all of the provisions hereof.

         Section 7.4. Entire Agreement. This Agreement, the Stock Purchase Agreement, the Indenture and the Registration Rights Agreement embody the entire agreement and understanding among the parties relating to the subject matter hereof and supersede all prior agreements and understandings relating to such subject matter. There are no covenants by the parties hereto relating to such subject matter other than those expressly set forth in this Agreement, the Stock Purchase Agreement, the Indenture and the Registration Rights Agreement.

         Section 7.5. Specific Performance. The parties acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief.

         Section 7.6. Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

         Section 7.7. No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

         Section 7.8. No Third Party Beneficiaries. This Agreement is not intended to be for the benefit of and shall not be enforceable by any Person who or which is not a party hereto.

         Section 7.9. Consent to Jurisdiction. Each party to this Agreement, by its execution hereof, hereby (i) irrevocably submits, and agrees to cause each of its Affiliates to submit, to the jurisdiction of the federal courts located either in the City of Richmond, Virginia, or in the City of Hartford, Connecticut, and in the event that such federal courts shall not have subject matter jurisdiction over the relevant proceeding, then of the state courts located either in the City of Richmond, Virginia, or in the City of Hartford, Connecticut, for the purpose of any Action arising out of or based upon this Agreement or relating to the subject matter hereof or the transactions contemplated hereby, (ii) waives, and agrees to cause each of its Affiliates to waive, to the extent not prohibited by applicable law, and agrees not to assert, and agrees not to allow any of its Affiliates to assert, by way of motion, as a defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is improper, or that this Agreement or the subject matter hereof may not be enforced in or by such court and (iii) hereby agrees not to commence or to permit any of its Affiliates to commence any Action arising out of or based upon this Agreement or relating to the subject matter hereof other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such Action to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise. Each party hereby consents to service of process in any such proceeding in any manner permitted by Virginia or Connecticut law, as the case may be, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 7.1 above is reasonably calculated to give actual notice. Notwithstanding anything contained in this Section 7.9 to the contrary with respect to the parties' forum selection, if an Action is filed against a party to this Agreement, including its Affiliates, by a Person who or which is not a party to this Agreement, an Affiliate of a party to this Agreement, or an assignee thereof (a "Third Party Action"), in a forum other than the federal district court or a state court located in the City of Richmond, Virginia, or in the City of Hartford, Connecticut, and such Third Party Action is based upon, arises from, or implicates rights, obligations or liabilities existing under this Agreement or acts or omissions pursuant to this Agreement, then the party to this Agreement, including its Affiliates, joined as a defendant in such Third Party Action shall have the right to file cross-claims or third-party claims in the Third Party Action against the other party to this Agreement, including its Affiliates, and even if not a defendant therein, to intervene in such Third Party Action with or without also filing cross-claims or third-party claims against the other party to this Agreement, including its Affiliates.

         Section 7.10. Governing Law. This Agreement shall be governed by and construed in accordance with the domestic substantive law of the Commonwealth of Virginia, without giving effect to any choice or conflict of law provision or rule that would cause the application of the law of any other jurisdiction.

         Section 7.11. Name, Captions. The name assigned to this Agreement and the section captions used herein are for convenience of reference only and shall not affect the interpretation or construction hereof.

         Section 7.12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies each signed by fewer than all, but together signed by all, the parties hereto.

         Section 7.13. Expenses. Each of the parties hereto shall bear their own expenses incurred in connection with this Agreement and the transactions contemplated hereby, except that in the event of a dispute concerning the terms or enforcement of this Agreement, the prevailing party in any such dispute shall be entitled to reimbursement of reasonable legal fees and disbursements reasonably incurred from the other party or parties to such dispute.

         Section 7.14. Severability. In the event that any provision hereof would, under applicable law, be invalid or unenforceable in any respect, such provision shall (to the extent permitted under applicable law) be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law. The provisions hereof are severable, and in the event any provision hereof should be held invalid or unenforceable in any respect, it shall not invalidate, render unenforceable or otherwise affect any other provision hereof.

                            [SIGNATURES ON NEXT PAGE]

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Amended and Restated Voting and Standstill Agreement to be executed, as of the date first above written by their respective officers thereunto duly authorized.


                                HILB, ROGAL AND HAMILTON COMPANY


                                By: /s/ A. Brent King
                                    --------------------------------------------
                                    Name: A. Brent King
                                    Title: Vice President, Associate General
                                           Counsel and Assistant Secretary


                                THE PHOENIX COMPANIES, INC.


                                By: /s/ Naomi Kleinman
                                    --------------------------------------------
                                    Name: Naomi Kleinman
                                    Title: Vice President-Corporate Finance


                                PHOENIX LIFE INSURANCE COMPANY


                                By: /s/ Naomi Kleinman
                                    --------------------------------------------
                                     Name: Naomi Kleinman
                                     Title: Vice President-Corporate Finance


                                PM HOLDINGS, INC.


                                By: /s/ Naomi Kleinman
                                    --------------------------------------------
                                    Name: Naomi Kleinman
                                    Title: Vice President-Corporate Finance

                                                                       Exhibit A

                          Form of Resignation Agreement



Hilb, Rogal and Hamilton Company
4951 Lake Brook Drive, Suite 500
Glen Allen, Virginia  23060

Ladies and Gentlemen:

         As required by Section 2.3(a) of the Amended and Restated Voting and Standstill Agreement (the "Agreement"), dated November 7, 2002, between Hilb, Rogal and Hamilton Company ("the Company"), The Phoenix Companies, Inc., a Delaware corporation, Phoenix Life Insurance Company, a New York life insurance company, and PM Holdings, Inc., a Connecticut corporation, I hereby resign from the Board of Directors of the Company effective as of December 31, 2002.


Date:  November 13, 2002


                                                ------------------------------
                                                David W. Searfoss


Agreed to and Accepted:

Hilb, Rogal and Hamilton Company


By:___________________________
Name:
Title:

                                                                       Exhibit B

                          Form of Assumption Agreement



Hilb, Rogal and Hamilton Company
4235 Innslake Drive
Glen Allen, Virginia  23060

Ladies and Gentlemen:

         Pursuant to Section 4.1[(d), (g) or (h)] of the Amended and Restated Voting and Standstill Agreement (the "Agreement"), dated November 7, 2002, between Hilb, Rogal and Hamilton Company ("the Company"), The Phoenix Companies, Inc., a Delaware corporation ("Phoenix"), Phoenix Life Insurance Company, a New York life insurance company ("Phoenix Life"), and PM Holdings, Inc., a Connecticut corporation ("Holdings"), the undersigned hereby agrees to be bound by all of the terms and conditions of the Agreement to the same extent as if it were a party thereto and assumes all of the obligations of [Phoenix, Phoenix Life, Holdings or their Affiliate] under the Agreement with respect to the Phoenix Securities (as defined in the Agreement).


                                [PHOENIX, PHOENIX LIFE, HOLDINGS
                                or AFFILIATE]


Date: _________________         By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                [TRANSFEREE]


Date: _________________         By:
                                    --------------------------------------------
                                    Name:
                                    Title:

Agreed to and Accepted:

Hilb, Rogal and Hamilton Company


By:___________________________
Name:
Title:

                                                                       Exhibit C


                        Form of Confidentiality Agreement



                                ________ __, 20__


CONFIDENTIAL
------------

[Name] [Address]

         Re:      Confidentiality Agreement
                  -------------------------

Ladies and Gentlemen:

         In connection with our [soliciting, offering, seeking to effect or negotiating] with you with respect to the [sale, transfer, assignment, pledge, etc.] of [shares of Common Stock, without par value], of Hilb, Rogal and Hamilton Company (the "Company"), we are prepared to make available to you certain confidential information relating to the Company and its business (the "Confidential Information"). As a condition to your being furnished the Confidential Information, you agree to comply with the terms and conditions of this letter agreement (this "Agreement").

         For the purposes of this Agreement, the term "Representatives" shall mean your employees, agents and advisors and the directors, officers, employees and agents of any of your advisors. The term "Third Party" shall be broadly interpreted to include without limitation any corporation, company, group, partnership, other entity or individual. The term "Confidential Information" shall not include information that (i) was or becomes generally available to the public other than as a result of a disclosure by you or your Representatives, or
(ii) was or becomes available to you on a non-confidential basis from a source other than the Company or its advisors.

         You hereby agree to treat the Confidential Information as confidential and, unless required by applicable law, you shall not, and shall direct your Representatives not to, use in any way or to disclose, directly or indirectly, the Confidential Information to any Third Party without the written consent of the Company.

         It is understood and agreed that money damages would not be a sufficient remedy for any breach of this Agreement by you and that the Company shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach, and you further agree to waive any requirement for the securing or posting of any bond in connection with such remedy.

Such remedy shall not be deemed to be the exclusive remedy for your breach of this Agreement, but shall be in addition to all other remedies available at law or equity to the Company.

         If you are in agreement with the foregoing, please so indicate by signing and returning one copy of this Agreement, whereupon it will constitute our agreement with respect to the subject matter hereof.

                                     Very truly yours,


                                     [Name]
                                     Officer of [Phoenix or Affiliate]

                                     CONFIRMED AND AGREED as of
                                     the date first written
                                     above:


                                     [NAME]



                                     By:_________________________________
                                     Name:
                                     Title:



                                     Hilb, Rogal and Hamilton Company



                                     By:_________________________________
                                     Name:
                                     Title:



                                      -2-